N / E / W / S R / E / L / E / A / S / E

April 25, 2019

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 5.4 PERCENT INCREASE IN FIRST QUARTER 2019 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported first quarter 2019 net income of $38.8 million, an increase of 5.8 percent, compared to $36.7 million during the same period in 2018. Earnings per share for the period totaled $.78 per share, an increase of 5.4 percent, compared to the first quarter of 2018 result of $.74 per share.

Total assets equaled $10.2 billion as of quarter-end and loans totaled $7.3 billion. The Corporation’s loan portfolio increased by $397 million, or 5.7 percent, during the past twelve months. Investments increased $319 million, or 20.7 percent, during the same period and now total $1.9 billion. Total deposits equaled $8.0 billion as of quarter-end and increased by $720 million, or 9.8 percent, while borrowings, totaling $615 million, declined during the period by $161 million, or 20.8 percent. As a result, the loan-to-deposit ratio now totals 90.7 percent and loan-to-asset ratio totals 71.5 percent. Additionally, the Corporation’s total risk-based capital ratio equaled 14.71 percent, common equity tier 1 capital ratio equaled 12.12 percent, and the tangible common equity ratio totaled 10.14 percent.

Michael C. Rechin, President and Chief Executive Officer, stated, “We are excited to begin 2019 with a solid quarter of operating results. Our focus on the marketplace produced strong deposit growth and liquidity for our balance sheet. The loan pipeline continues to reflect an expanding Midwest economy with healthy asset quality throughout the portfolio. Our primary financial ratios and related key performance indicators continue to reflect the results of a high performing company.”

Rechin continued, “We now have shareholder, Indiana Department of Financial Institutions and the Federal Deposit Insurance Corporation approvals in hand regarding our merger with Monroe Bank & Trust. We continue to anticipate our holding company’s approval from the Federal Reserve Bank and a legal closing in the current quarter. Our integration activities and re-branding efforts are planned for the third quarter.”

Net-interest income totaled $84.9 million for the quarter, an increase of $5 million, or 6.3 percent, over the same period in 2018. Net-interest margin, totaling 3.84 percent, declined by 8 basis points. Yields on earning assets increased by 32 basis points and totaled 4.89 percent, while the cost of supporting liabilities increased by 40 basis points and totaled 1.05 percent. Fair value accretion negatively impacted yields as it declined from 15 basis points in first quarter of 2018 to 9 basis points in 2019.

Non-interest income totaled $18.7 million for the quarter, an $848,000 decrease from the first quarter of 2018. Gains from the sale of loans accounted for $526,000 of the decline, as approximately one-half of the quarter’s production was added to the balance sheet versus being sold into the secondary market. Non-interest expense totaled $56.6 million, up from the 2018 total of $53.7 million. Of the $2.9 million increase, salary and benefits accounted for $802,000, other real estate and foreclosure expense accounted for $763,000 and outside data processing accounted for $720,000.

The Corporation’s provision expense totaled $1.2 million due to loan growth, while net charge offs totaled $850,000. The allowance for loan losses totaled $80.9 million as of March 31, 2019, up from $76.4 million as of March 31, 2018. Non-accrual loans totaled $27.9 million as of quarter-end and the allowance is 1.11 percent of total loans and 1.24 percent of non-purchased loans.

CONFERENCE CALL

First Merchants Corporation will conduct a first quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, April 25, 2019.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's first quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until May 25, 2019. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, Canada participants should dial 855-669-9658, or for International participants, dial +1 412-317-0088. The replay access code is 10127190.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme190425.html during the time of the call. A replay of the web cast will be available until April 25, 2020.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,
	2019	2018
ASSETS
Cash and cash equivalents	$115,878	$128,828
Interest-bearing time deposits	70,672	24,233
Investment securities	1,862,659	1,543,820
Loans held for sale	3,330	4,469
Loans	7,299,320	6,901,696
Less: Allowance for loan losses	(80,902)	(76,420)
Net loans	7,218,418	6,825,276
Premises and equipment	91,863	94,741
Federal Home Loan Bank stock	24,588	24,588
Interest receivable	40,931	35,223
Goodwill and other intangibles	468,256	474,777
Cash surrender value of life insurance	225,928	221,949
Other real estate owned	1,877	9,698
Tax asset, deferred and receivable	16,094	24,177
Other assets	70,431	61,017
TOTAL ASSETS	$10,210,925	$9,472,796
LIABILITIES
Deposits:
Noninterest-bearing	$1,381,183	$1,698,958
Interest-bearing	6,666,615	5,628,677
Total Deposits	8,047,798	7,327,635
Borrowings:
Federal funds purchased	20,000	50,000
Securities sold under repurchase agreements	111,783	138,910
Federal Home Loan Bank advances	345,013	449,419
Subordinated debentures and term loans	138,519	138,297
Total Borrowings	615,315	776,626
Interest payable	7,313	5,376
Other liabilities	84,651	50,086
Total Liabilities	8,755,077	8,159,723
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 49,428,468 and 49,243,096 shares	6,179	6,155
Additional paid-in capital	839,919	834,894
Retained earnings	611,220	493,624
Accumulated other comprehensive loss	(1,595)	(21,725)
Total Stockholders' Equity	1,455,848	1,313,073
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$10,210,925	$9,472,796

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended
(Dollars In Thousands, Except Per Share Amounts)	March 31,
	2019	2018
INTEREST INCOME
Loans receivable:
Taxable	$90,481	$78,267
Tax-exempt	4,153	3,596
Investment securities:
Taxable	6,095	5,096
Tax-exempt	6,871	6,126
Deposits with financial institutions	875	131
Federal Home Loan Bank stock	338	404
Total Interest Income	108,813	93,620
INTEREST EXPENSE
Deposits	19,594	9,002
Federal funds purchased	93	380
Securities sold under repurchase agreements	330	173
Federal Home Loan Bank advances	1,814	2,159
Subordinated debentures and term loans	2,116	1,990
Total Interest Expense	23,947	13,704
NET INTEREST INCOME	84,866	79,916
Provision for loan losses	1,200	2,500
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	83,666	77,416
OTHER INCOME
Service charges on deposit accounts	5,095	4,777
Fiduciary and wealth management fees	3,818	3,796
Card payment fees	4,826	4,594
Net gains and fees on sales of loans	1,295	1,821
Derivative hedge fees	781	842
Other customer fees	439	442
Earnings on cash surrender value of life insurance	989	1,176
Net realized gains on sales of available for sale securities	1,140	1,609
Other income	330	504
Total Other Income	18,713	19,561
OTHER EXPENSES
Salaries and employee benefits	33,028	32,226
Net occupancy	5,027	4,670
Equipment	3,642	3,668
Marketing	1,074	884
Outside data processing fees	3,684	2,964
Printing and office supplies	315	334
Intangible asset amortization	1,528	1,726
FDIC assessments	707	719
Other real estate owned and foreclosure expenses	1,165	402
Professional and other outside services	1,884	1,541
Other expenses	4,567	4,553
Total Other Expenses	56,621	53,687
INCOME BEFORE INCOME TAX	45,758	43,290
Income tax expense	6,941	6,611
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$38,817	$36,679
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.79	$0.75
Diluted Net Income Available to Common Stockholders	$0.78	$0.74
Cash Dividends Paid	$0.22	$0.18
Average Diluted Shares Outstanding (in thousands)	49,541	49,428

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended
	March 31,
	2019	2018
NET CHARGE-OFFS	$850	$1,112

AVERAGE BALANCES:
Total Assets	$10,080,142	$9,372,736
Total Loans	7,230,119	6,811,087
Total Earning Assets	9,132,129	8,415,177
Total Deposits	7,936,656	7,153,164
Total Stockholders' Equity	1,429,739	1,308,804

FINANCIAL RATIOS:
Return on Average Assets	1.54%	1.57%
Return on Average Stockholders' Equity	10.86	11.21
Return on Average Common Stockholders' Equity	10.86	11.21
Average Earning Assets to Average Assets	90.60	89.78
Allowance for Loan Losses as % of Total Loans	1.11	1.11
Net Charge-offs as % of Average Loans (Annualized)	0.05	0.07
Average Stockholders' Equity to Average Assets	14.18	13.96
Tax Equivalent Yield on Average Earning Assets	4.89	4.57
Interest Expense/Average Earning Assets	1.05	0.65
Net Interest Margin (FTE) on Average Earning Assets	3.84	3.92
Efficiency Ratio	51.18	51.33
Tangible Common Book Value Per Share	$20.07	$17.14

NON-PERFORMING ASSETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Non-Accrual Loans	$27,949	$26,148	$20,421	$20,143	$27,497
Renegotiated Loans	709	1,103	968	544	579
Non-Performing Loans (NPL)	28,658	27,251	21,389	20,687	28,076
Other Real Estate Owned	1,877	2,179	8,859	9,071	9,698
Non-Performing Assets (NPA)	30,535	29,430	30,248	29,758	37,774
90+ Days Delinquent	134	1,855	50	184	738
NPAs & 90 Day Delinquent	$30,669	$31,285	$30,298	$29,942	$38,512

Allowance for Loan Losses	$80,902	$80,552	$78,406	$77,543	$76,420
Quarterly Net Charge-offs	850	(482)	537	540	1,112
NPAs / Actual Assets %	0.30%	0.30%	0.31%	0.31%	0.40%
NPAs & 90 Day / Actual Assets %	0.30%	0.32%	0.31%	0.31%	0.41%
NPAs / Actual Loans and OREO %	0.42%	0.41%	0.43%	0.42%	0.55%
Allowance for Loan Losses / Actual Loans (%)	1.11%	1.11%	1.11%	1.09%	1.11%
Net Charge-offs as % of Average Loans (Annualized)	0.05%	(0.03)%	0.03%	0.03%	0.07%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
ASSETS
Cash and cash equivalents	$115,878	$139,247	$142,501	$133,893	$128,828
Interest-bearing time deposits	70,672	36,963	66,763	36,599	24,233
Investment securities	1,862,659	1,632,582	1,625,251	1,619,683	1,543,820
Loans held for sale	3,330	4,778	3,022	2,046	4,469
Loans	7,299,320	7,224,467	7,088,071	7,081,059	6,901,696
Less: Allowance for loan losses	(80,902)	(80,552)	(78,406)	(77,543)	(76,420)
Net loans	7,218,418	7,143,915	7,009,665	7,003,516	6,825,276
Premises and equipment	91,863	93,420	93,728	94,397	94,741
Federal Home Loan Bank stock	24,588	24,588	24,588	24,588	24,588
Interest receivable	40,931	40,881	38,531	38,530	35,223
Goodwill and other intangibles	468,256	469,784	471,409	473,059	474,777
Cash surrender value of life insurance	225,928	224,939	223,865	222,905	221,949
Other real estate owned	1,877	2,179	8,859	9,071	9,698
Tax asset, deferred and receivable	16,094	23,668	25,933	24,619	24,177
Other assets	70,431	47,772	53,167	51,809	61,017
TOTAL ASSETS	$10,210,925	$9,884,716	$9,787,282	$9,734,715	$9,472,796
LIABILITIES
Deposits:
Noninterest-bearing	$1,381,183	$1,447,907	$1,464,190	$1,571,194	$1,698,958
Interest-bearing	6,666,615	6,306,686	6,168,962	5,932,621	5,628,677
Total Deposits	8,047,798	7,754,593	7,633,152	7,503,815	7,327,635
Borrowings:
Federal funds purchased	20,000	104,000	90,000	109,000	50,000
Securities sold under repurchase agreements	111,783	113,512	118,824	122,513	138,910
Federal Home Loan Bank advances	345,013	314,986	385,458	469,261	449,419
Subordinated debentures and term loans	138,519	138,463	138,408	138,352	138,297
Total Borrowings	615,315	670,961	732,690	839,126	776,626
Interest payable	7,313	5,607	5,920	4,807	5,376
Other liabilities	84,651	45,295	54,094	46,639	50,086
Total Liabilities	8,755,077	8,476,456	8,425,856	8,394,387	8,159,723
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	6,179	6,169	6,163	6,160	6,155
Additional paid-in capital	839,919	840,052	837,996	836,549	834,894
Retained earnings	611,220	583,336	552,551	522,362	493,624
Accumulated other comprehensive loss	(1,595)	(21,422)	(35,409)	(24,868)	(21,725)
Total Stockholders' Equity	1,455,848	1,408,260	1,361,426	1,340,328	1,313,073
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$10,210,925	$9,884,716	$9,787,282	$9,734,715	$9,472,796

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
INTEREST INCOME
Loans receivable:
Taxable	$90,481	$91,092	$88,479	$84,663	$78,267
Tax-exempt	4,153	3,873	3,761	3,632	3,596
Investment securities:
Taxable	6,095	5,553	5,514	5,434	5,096
Tax-exempt	6,871	6,644	6,493	6,246	6,126
Deposits with financial institutions	875	1,207	270	633	131
Federal Home Loan Bank stock	338	284	283	263	404
Total Interest Income	108,813	108,653	104,800	100,871	93,620
INTEREST EXPENSE
Deposits	19,594	16,690	13,685	12,165	9,002
Federal funds purchased	93	48	229	61	380
Securities sold under repurchase agreements	330	243	174	172	173
Federal Home Loan Bank advances	1,814	1,691	2,137	1,845	2,159
Subordinated debentures and term loans	2,116	2,097	2,089	2,057	1,990
Total Interest Expense	23,947	20,769	18,314	16,300	13,704
NET INTEREST INCOME	84,866	87,884	86,486	84,571	79,916
Provision for loan losses	1,200	1,664	1,400	1,663	2,500
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	83,666	86,220	85,086	82,908	77,416
OTHER INCOME
Service charges on deposit accounts	5,095	5,516	5,619	5,038	4,777
Fiduciary and wealth management fees	3,818	3,842	3,673	3,595	3,796
Card payment fees	4,826	4,393	4,586	4,462	4,594
Net gains and fees on sales of loans	1,295	1,767	1,841	1,600	1,821
Derivative hedge fees	781	645	775	231	842
Other customer fees	439	511	452	455	442
Earnings on cash surrender value of life insurance	989	1,074	961	1,007	1,176
Net realized gains on sales of available for sale securities	1,140	253	1,285	1,122	1,609
Other income	330	1,179	335	681	504
Total Other Income	18,713	19,180	19,527	18,191	19,561
OTHER EXPENSES
Salaries and employee benefits	33,028	34,350	32,936	32,192	32,226
Net occupancy	5,027	4,737	4,586	4,348	4,670
Equipment	3,642	3,627	3,483	3,556	3,668
Marketing	1,074	1,107	1,216	1,474	884
Outside data processing fees	3,684	3,367	3,422	3,462	2,964
Printing and office supplies	315	433	334	324	334
Intangible asset amortization	1,528	1,625	1,650	1,718	1,726
FDIC assessments	707	634	856	711	719
Other real estate owned and foreclosure expenses	1,165	251	455	362	402
Professional and other outside services	1,884	3,002	1,844	1,789	1,541
Other expenses	4,567	4,605	4,240	3,568	4,553
Total Other Expenses	56,621	57,738	55,022	53,504	53,687
INCOME BEFORE INCOME TAX	45,758	47,662	49,591	47,595	43,290
Income tax expense	6,941	5,949	8,478	7,961	6,611
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$38,817	$41,713	$41,113	$39,634	$36,679

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.79	$0.85	$0.83	$0.80	$0.75
Diluted Net Income Available to Common Stockholders	$0.78	$0.85	$0.83	$0.80	$0.74
Cash Dividends Paid	$0.22	$0.22	$0.22	$0.22	$0.18
Average Diluted Shares Outstanding (in thousands)	49,541	49,511	49,492	49,451	49,428
FINANCIAL RATIOS:
Return on Average Assets	1.54%	1.68%	1.69%	1.63%	1.57%
Return on Average Stockholders' Equity	10.86	12.10	12.10	11.94	11.21
Return on Average Common Stockholders' Equity	10.86	12.10	12.10	11.95	11.21
Average Earning Assets to Average Assets	90.60	90.41	90.30	90.14	89.78
Allowance for Loan Losses as % of Total Loans	1.11	1.11	1.11	1.09	1.11
Net Charge-offs as % of Average Loans (Annualized)	0.05	(0.03)	0.03	0.03	0.07
Average Stockholders' Equity to Average Assets	14.18	13.90	13.93	13.69	13.96
Tax Equivalent Yield on Average Earning Assets	4.89	4.97	4.88	4.74	4.57
Interest Expense/Average Earning Assets	1.05	0.93	0.83	0.75	0.65
Net Interest Margin (FTE) on Average Earning Assets	3.84	4.04	4.05	3.99	3.92
Efficiency Ratio	51.18	50.97	49.25	49.32	51.33
Tangible Common Book Value Per Share	$20.07	$19.12	$18.16	$17.71	$17.14

LOANS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Commercial and industrial loans	$1,788,628	$1,726,664	$1,655,569	$1,657,591	$1,554,169
Agricultural production financing and other loans to farmers	80,357	92,404	88,504	89,093	98,315
Real estate loans:
Construction	542,501	545,729	668,608	714,866	590,093
Commercial and farmland	2,838,798	2,832,102	2,699,629	2,652,782	2,713,994
Residential	976,668	966,421	965,893	965,720	948,644
Home equity	536,208	528,157	517,303	518,699	510,545
Individuals' loans for household and other personal expenditures	108,216	99,788	98,709	92,809	88,235
Public finance and other commercial loans	427,944	433,202	393,856	389,499	397,701
Loans	7,299,320	7,224,467	7,088,071	7,081,059	6,901,696
Allowance for loan losses	(80,902)	(80,552)	(78,406)	(77,543)	(76,420)
NET LOANS	$7,218,418	$7,143,915	$7,009,665	$7,003,516	$6,825,276

DEPOSITS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Demand deposits	$4,101,156	$3,985,178	$3,870,816	$3,933,233	$3,740,395
Savings deposits	2,338,266	2,282,701	2,212,675	2,099,771	2,109,071
Certificates and other time deposits of $100,000 or more	670,199	593,592	602,002	555,910	552,643
Other certificates and time deposits	704,527	646,682	625,341	602,239	584,377
Brokered deposits	233,650	246,440	322,318	312,662	341,149
TOTAL DEPOSITS	$8,047,798	$7,754,593	$7,633,152	$7,503,815	$7,327,635

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	March 31, 2019			March 31, 2018
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$145,935	$875	2.40%	$32,776	$131	1.60%
Federal Home Loan Bank stock	24,588	338	5.50	24,385	404	6.63
Investment Securities: (1)
Taxable	902,402	6,095	2.70	810,385	5,096	2.52
Tax-Exempt (2)	829,085	8,697	4.20	736,544	7,754	4.21
Total Investment Securities	1,731,487	14,792	3.42	1,546,929	12,850	3.32
Loans held for sale	9,703	112	4.62	10,636	137	5.15
Loans: (3)
Commercial	5,309,998	72,758	5.48	4,980,450	62,154	4.99
Real Estate Mortgage	743,736	8,321	4.48	728,725	7,999	4.39
Installment	665,050	9,290	5.59	623,429	7,977	5.12
Tax-Exempt (2)	501,632	5,257	4.19	467,847	4,552	3.89
Total Loans	7,230,119	95,738	5.30	6,811,087	82,819	4.86
Total Earning Assets	9,132,129	111,743	4.89	8,415,177	96,204	4.57
Net unrealized gain (loss) on securities available for sale	(5,015)			(6,440)
Allowance for loan losses	(80,907)			(75,851)
Cash and cash equivalents	117,224			126,484
Premises and equipment	93,236			95,525
Other assets	823,475			817,841
Total Assets	$10,080,142			$9,372,736
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$2,689,797	$7,019	1.04%	$1,980,141	$2,689	0.54%
Money market deposits	1,139,062	2,782	0.98	1,089,694	1,275	0.47
Savings deposits	1,150,725	2,267	0.79	945,940	381	0.16
Certificates and other time deposits	1,565,578	7,526	1.92	1,486,093	4,657	1.25
Total Interest-bearing Deposits	6,545,162	19,594	1.20	5,501,868	9,002	0.65
Borrowings	635,058	4,353	2.74	848,208	4,702	2.22
Total Interest-bearing Liabilities	7,180,220	23,947	1.33	6,350,076	13,704	0.86
Noninterest-bearing deposits	1,391,494			1,651,296
Other liabilities	78,689			62,560
Total Liabilities	8,650,403			8,063,932
Stockholders' Equity	1,429,739			1,308,804
Total Liabilities and Stockholders' Equity	$10,080,142	23,947		$9,372,736	13,704
Net Interest Income (FTE)		$87,796			$82,500
Net Interest Spread (FTE) (4)			3.56%			3.71%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.89%			4.57%
Interest Expense / Average Earning Assets			1.05%			0.65%
Net Interest Margin (FTE) (5)			3.84%			3.92%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2019 and 2018. These totals equal $2,930 and $2,584 for the three months ended March 31, 2019 and 2018, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.